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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 18, 2001
                                                      -----------------

                            TYCO CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


      Nevada                        1-1861                     65-1051227
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      (State or other               (Commission              (IRS Employer
      jurisdiction of               File Number)             Identification No.)
      incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive office)


Registrant's telephone number, including area code     (212) 536-1390
                                                       --------------

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Item 5.     Other Events.

      This Current Report on Form 8-K includes as an exhibit unaudited financial results of Tyco Capital Corporation as of and for the period ending September 30, 2001. The attached financial results reflect the transfer on September 30, 2001 of certain International subsidiaries to a subsidiary of Tyco International Ltd. Accordingly, this transfer did not impact the net income of Tyco Capital Corporation. The financial results of Tyco Capital, a segment of Tyco International Ltd., were released by Tyco International Ltd., Tyco Capital Corporation's parent company, on October 18, 2001, including these International subsidiaries.

Item 7.     Financial Statements and Exhibits.

      (c)  Exhibits.

      99.1 Unaudited financial statements and selected financial data at and for the period ending September 30, 2001.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TYCO CAPITAL CORPORATION
                                          --------------------------------------
                                          (Registrant)


                                       By:/s/Mark H. Swartz
                                          --------------------------------------
                                          Mark H. Swartz
                                          Vice President
                                          (Duly Authorized Officer)



                                       By:/s/Joseph M. Leone
                                          --------------------------------------
                                          Joseph M. Leone
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Accounting and
                                          Financial Officer)

Dated:  October 22, 2001


















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